Exhibit 99.1

Genie Energy Ltd (NYSE: GNE) Investor Presentation June 2023

Safe Harbor Statement This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. 2

Genie Energy At A Glance

Genie is a leading provider of electricity, natural gas and green energy to retail and commercial customers in the U.S.

- Genie Energy Ltd.
  - Genie Retail Energy (GRE)
  - Genie Renewables (GREW)

$335M
TTM Revenue

42.1%
TTM GM

$68M
TTM Adj. EBITDA***

$62M
TTM Operating Inc.

$1.97
TTM GAAP EPS**

~2.0%
Dividend Yield (5/30/23)

$114M
Cash and equivalents (no debt)*

$15.7M
2022 Stock Repurchased

~3.8X
EV/TTM Adj. EBITDA

*as of 3/31/23
** from continuing operations
***see recons in appendix

3

4 Track Record of Driving Shareholder Returns Most Recent Market Value * Market Value @9/14/09 Company $369M 10/28/11 (Spin - off) Genie Energy (NYSE: GNE) $806M $53M IDT Corp (NYSE: IDT) $7M 9/14/09 (Spin - off) IDW Media (NYSE American: IDW) $2,164M (sold to VZ 2/18) 7/31/13 (Spin - off) Straight Path Communications (NYSE: STRP) $55M 3/26/18 (Spin - off) Rafael Holdings (NYSE: RFL) $32M 6/1/16 (Spin - off) Zedge (NYSE American: ZDGE) $3,433M $53M Total * Based on Yahoo market value as of 6/2/23 Experienced Management Team/Board CEO CFO Chairman Lead Ind. Dir. Michael Stein Avi Goldin Howard Jonas Wesley Perry

Investment Highlights 5 Large market opportunity Attractive Growth Profile Portfolio & Risk Management Are Differentiators Strong Balance Sheet/Cash Flow Provide Strategic Flexibility

LARGE MARKET OPPORTUNITY

Our Opportunity: Selling Electricity & Natural Gas in De - Regulated U.S. Markets… • GRE has a presence in 18/28 states + Washington D.C. • Additional states considering de - regulation in various forms 7

…And in Developing, Owning & Operating Solar Farms

Favorable Regulatory Environment

"In the next half decade, the long-term tax incentives and manufacturing provisions in the IRA provide the market certainty needed to boost expected solar deployment by over 40% compared to pre-IRA projections."

- Solar Energy Industry Association

141GW*

Installed Capacity

~5%*

% of Total US Electricity Generation

~50%*

of new grid capacity (22)



Community

8X

DOE Est. Growth thru 2025



Commercial

>600K

Commercial Facilities

1%

Penetration



Utility

Components

Shortages due to global supply chain issues

8

*Solar Energy Industry Association

ATTRACTIVE GROWTH PROFILE

Our Organic Growth Strategy is… 10 Retail • Take share in existing markets • Opportunistically expand retail book geographically • Introduce new products • Focus on customer retention to manage churn Solar • Develop, own & operate solar farms • Differentiate solar through vertical integration

…Complemented by Inorganic Growth 01 Retail Acquisitions – customer books or companies 02 Direct purchase & development of solar farms by GREW 03 General Partner for Sunlight Energy Investments - owned solar farms 04 Acquire new renewable technologies 11

Attractive Financial Returns Targeted payback period tailored to product & customer type How We Grow in Retail Multiple sales channels Diverse portfolio of products Deep data analysis to identify market opportunities & optimize offerings Targeted M&A Hedging strategies reduce commodity volatility risk Geographic diversity reduces weather/regulatory risks Utilities assume bad debt risk in most markets Superior customer service via in - sourced, US - based customer service team Customer rewards program New technology investments Customers Acquisition Risk Management Customer Retention 12

How We Grow in Solar: Vertical Integration 13 GREW Genie Solar Originate, design, C&I Designs/manufactures solar panels w/non - China operations (no supply chain issues) Customer acquisition, billing & management services Diversegy - complementary sales channels Sunlight Energy Investments (SEI) Investment vehicle Third - party Capital

PORTFOLIO AND RISK MANAGEMENT

» Hedged customer book heading into colder months » Long Energy in U.S. and Europe 2H21 » UK energy market disintegrates » Exited UK - still returned cash to U.S. Global Events: Energy Crisis in Europe » Long Energy » Portfolio management of low margin customers in U.S. drives strong margins GRE » Long Energy (most competitors unhedged) » Market decayed, value of hedges > value of business » Sold/exited most of business Sweden Hedging Program Provides Portfolio Optionality Results: » Record gross margin, adjusted EBITDA & cash flow » Paid dividends, repurchased common/preferred stock & provided investment capital for attractive projects 15

FINANCIAL SUMMARY

17 GNE: Significant Margin Expansion and Adj. EBITDA Growth * 25% 30% 35% 40% 45% 50% 55% $0 $50 $100 $150 $200 $250 $300 $350 2021 2022 TTM Revenue Operating Income Adj. EBITDA Gross Margin $m $400 2019 2020 *Pro forma excluding the impact of Texas Winter Storm Uri, GREI a/o 3/31/23. Please see reconciliations in Appendix

Driven by GRE Strength* 18 25% 30% 35% 40% 45% 50% 55% 60% $0 $50 $100 $150 $200 $250 $300 2019 2020 2021 2022 TTM Revenue Op. Inc. Adj. EBITDA Gross Margin $m $350 *Pro forma excluding the impact of Texas Winter Storm Uri operations a/o 3/31/23 Please see reconciliations in Appendix

GREW Positioning for Future Growth * 19 0% 5% 10% 15% 20% 25% 30% 35% 40% - $5 $5 $15 $25 2019 2020 2021 2022 TTM Revenue Op. Inc. Adj. EBITDA Gross Margin $m $35 * Please see reconciliations in Appendix 2022+ » Evaluating and acquiring potential projects » Formed Sunlight Energy Investments » Expanding salesforce Sold low margin solar panels Refocused business to drive margin improvements Moved into project ownership Acquired Pipeline Size Total Site Control Permitting Construction 48MW 19MW 25MW 4MW

Strong Balance Sheet Provides Optionality * 20 * As of 3/31/23 $0.0 $114.0 $142.0 $293.0 Debt Cash Working Capital Total Assets

Capital Allocation Strategy Drives Shareholder Returns 21 Common (currentl stock dividend y $0.075/quarter) Common Stock Preferred Stock ( redeemed on 6/ to be fully - 15/23) nities for outsized potential (e.g. Opportu growth Solar) S elect M&A Retail Customer a New retail marke New retail produc cquisition ts ts Internal Reinvestment Corporate Development Dividend Share repurchases

Summary 22 Large market opportunity Attractive Growth Profile Portfolio & Risk Management Are Differentiators Strong Balance Sheet/Cash Flow Provide Strategic Flexibility

THANK YOU! Michael Stein Chief Executive Officer IR Contact: Brian Siegel Senior Managing Director Hayden IR (346) 396 - 8696 brian@haydenir.com Avi Goldin Chief Financial Officer

APPENDIX: *Pro - forma Financials • Pro - forma excluding the impact of Texas Winter Storm Uri in 2021 and Genie Japan dated Genie Consoli TTM 2022 2021 2020 2019 $ (000's) $321,500 $303,970 $311,830 $304,450 $286,610 Revenue GRE $13,390 $11,570 $7,510 $25,210 $12,090 GREW $334,890 $315,540 $319,340 $329,660 $298,700 Total Revenue $182,560 $150,990 $210,950* $216,140 $205,990 COGS GRE $11,370 $9,770 $4,730 $23,000 $10,140 GREW $193,930 $160,760 $215,680 $239,140 $216,120 Total COGS $140,960 $154,780 $103,660 $90,520 $82,570 Gross Profit 42.1% 49.1% 32.5% 27.5% 27.6% Gross Margin $78,560 $76,690 $66,040 $61,860 $63,840 SG&A $67,590 $83,500 $41,370* $32,070 $21,790 Pro - Forma EBITDA 24

Reconciliation Tables Slides 17,24 – Genie Energy Financials - Consolidated TTM 2022 2021 2020 2019 $334,890 -- - $315,540 - - - $323,270 $3,930 $338,430 $8,770 $300,100 $1,400 Consolidated revenue (as reported) Less: Revenue of Genie Japan $334,890 $315,540 $319,340 $329,660 $298,700 Pro forma consolidated revenue $140,960 -- - $154,780 - - - $91,640 ($2,020) $91,480 $960 $82,330 ($240) Consolidated gross profit (as reported) Less Gross profit (loss) of GREI -- - - - - ($10,000) -- - -- - Gross (loss) profit from Winter Storm Uri $140,960 $154,780 $103,660 $90,520 $82,570 Pro - forma consolidated gross profit 42.1% 49.1% 32.5% 27.5% 27.6% Pro forma consolidated gross profit margin $62,120 $3,000 $77,740 $2,970 $24,530 $2,820 $23,140 $970 $12,620 $1,050 Income (Loss) from Operations Add Back: Non - Cash Compensation $380 $390 $440 $1,100 $1,960 Depreciation & Amortization $2,080 $2,070 - - - $1,400 $400 Impairment $67,590 -- - $83,160 - - - $27,780 ($3,360) $26,610 ($3,340) $16,020 ($4,500) Consolidated Adjusted EBITDA (as reported) Less: Adjusted EBITDA of GREI -- - - - - ($10,000) -- - -- - Profit (loss) from Winter Storm Uri -- - - - - ($180) ($2,120) ($1,260) Adjusted EBITDA of GOGAS $67,590 $83,160 $41,320 $32,070 $21,790 Pro forma consolidated Adjusted EBITDA 25

26 Reconciliation Tables Slides 18 – GRE Financial Highlights $321,500 $303,970 $311,830 $304,450 $286,610 GRE revenue (as reported) $138,940 $152,980 $90,880 $88,310 $80,620 GRE gross profit (as reported) -- - -- - ($10,000) -- - -- - Less Gross profit (loss) from Winter Storm Uri $138,940 $152,980 $100,880 $88,310 $80,620 Pro - forma GRE gross profit 43.2% 50.3% 32.4% 29.0% 28.1% Pro - forma GRE gross profit margin $78,830 $92,560 $34,690 $36,510 $27,180 Income (Loss) from Operations $980 $950 $930 $460 $460 Add Back: Non - Cash Compensation $330 $340 $380 $460 $700 Depreciation & Amortization -- - -- - -- - -- - -- - Impairment $80,140 -- - $93,840 -- - $36,000 ($10,000) $37,440 $28,340 GRE Adjusted EBITDA (as reported) Less Profit (loss) from Winter Storm Uri $80,140 $93,840 $46,000 $37,440 $28,340 Pro forma GRE Adjusted EBITDA

27 Reconciliation Tables Slides 19 – GREW Financial Highlights TTM 2022 2021 2020 2019 ($2,610) ($3,130) $250 ($2,570) ($2,890) Income (Loss) from Operations Add Back: - - - -- - -- - -- - -- - Non - Cash Compensation $50 $50 $50 $330 $1,010 Depreciation & Amortization - - - -- - -- - $1,400 $400 Impairment ($3,470) ($3,080) $300 ($850) ($1,490) GREW Adjusted EBITDA (as reported)